NON-CONTROLLING INTERESTS (Tables)	12 Months Ended
Dec. 31, 2021
Non-Controlling Interest 1 [Abstract]
Disclosure of non-controlling interests
Non-controlling interests consists of the following:

(US$ Millions)	Dec. 31, 2021	Dec. 31, 2020
Redeemable/Exchangeable Partnership Units and Special LP Units(1)	$15,736	$12,249
Exchange LP Units(2)	—	73
FV LTIP units of the Operating Partnership(1)	55	52
BPYU Units(2)	—	1,050
Interest of others in operating subsidiaries and properties:
Preferred shares held by Brookfield Asset Management	1,015	15
Preferred equity of subsidiaries	2,750	3,000
Non-controlling interests in subsidiaries and properties	15,941	12,672
Total interests of others in operating subsidiaries and properties	19,706	15,687
Total non-controlling interests	$35,497	$29,111
(1)Each unit within these classes of non-controlling interest has economic terms substantially equivalent to those of an LP Unit. As such, income attributed to each unit or share of non-controlling interest is equivalent to that allocated to an LP Unit. The proportion of interests held by holders of the Redeemable/Exchangeable Units changes as a result of issuances, repurchases and exchanges. Consequently, the partnership adjusted the relative carrying amounts of the interests held by limited partners and non-controlling interests based on their relative share of the equivalent LP Units. The difference between the adjusted value and the previous carrying amounts was attributed to current LP Units as ownership changes in the Consolidated Statements of Changes in Equity.
(2)Refer to Note 3, Privatization of the Partnership for further information on the Exchange LP Units and BPYU Units.